UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                        Amendment No. 2 to Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          TRANSMEDIA ASIA PACIFIC, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                          13-3760219
-------------------------------                          ------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation of organization)                          Identification No.)

                 11 ST. JAMES'S SQUARE, LONDON SW1Y 4LB, ENGLAND
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)
                            U.K. 011-44-171-930-0706
                            ------------------------
                              including area code)

                          Date of Report: April 3, 1997
                          --------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days

                                                            Yes |_|   No |X|

                 TRANSMEDIA ASIA PACIFIC, INC. AND SUBSIDIARIES

--------------------------------------------------------------------------------

This Current Report on Form 8-K (Amendment No. 2) amends in its entirety Item 7 of the Form 8-K (Amendment No. 1) filed on June 17, 1997.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

In accordance with Rule 210.3-05(b) of Regulation S-X, the audited consolidated financial statements and independent auditor's report for Countdown Holdings Limited ("Countdown") covering the years ended August 31, 1996, 1995 and 1994 were included in Form 8K/A filed by the Company dated June 16, 1997.

(b) Pro forma financial information

On April 3, 1997, Transmedia Asia Pacific, Inc. (the "Company") purchased from Mr. C.E.C. Radbone approximately 50% of the outstanding capital stock of Countdown. Countdown, through its wholly-owned operating subsidiary, Countdown Plc, is an international provider of membership discount services. The transaction (the "Acquisition") was consummated pursuant to an Acquisition Agreement dated as of April 3, 1997 (the "Acquisition Agreement") among the Company, C.E.C. Radbone and Transmedia Europe, Inc. ("Transmedia Europe"). In accordance with the Acquisition Agreement, the balance of the outstanding capital stock of Countdown was simultaneously purchased by Transmedia Europe on terms similar to the terms of the Company's purchase. Transmedia Europe shares common directors, officers and a principal stockholder with the Company, and is engaged in the discount restaurant charge card business in certain countries outside of the Company's licensed territory.

In payment of the purchase price, the Company issued 1,330,524 shares (the "Radbone Shares") of its common stock, $.00001 par value per share ("Common Stock"), and paid (pounds)500,000 (approximate U.S. Dollar equivalent as of April 3, 1997 was $800,000) in cash. In addition, the Company granted to Mr. Radbone an option to purchase up to 277,193 shares of Common Stock at a purchase price of $.9019 per share. The Company granted Mr. Radbone piggyback and demand registration rights with respect to the Radbone Shares.

The cash portion of the purchase price was funded by a $1,000,000 loan from a director and stockholder of the Company. The loan matures on September 27, 1997, bears interest at the rate of 12% per annum, and is collateralized by a pledge of all of the shares purchased by the Company from Mr. Radbone. In connection with the loan, the Company issued to the director and stockholder five-year warrants to purchase up to 138,596 shares of Common Stock at $1.13 per share and granted piggyback registration rights with respect to such shares.

Contemporaneously with the Acquisition, Countdown Plc entered into an employment agreement with Mr. Radbone pursuant to which Mr. Radbone is employed as Managing Director of Countdown Plc. The agreement is for an initial term of three years and provides for a base salary of approximately (pounds) 100,000 subject to such annual increases as Countdown Plc in its sole discretion may determine. Mr. Radbone is entitled to participate in pension and benefit programs (including Countdown Plc continuing to pay the sum equivalent of (pounds) 20,000 per annum for Mr. Radbone's participation in the pension plan) and is entitled to use of a car at the expense of Countdown Plc. The agreement contains provisions regarding the assignment by


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

Mr. Radbone of intellectual property rights and restrictive covenants relating to disclosure of confidential information and competitive activities.

Upon consummation of the Acquisition, Mr. Radbone was elected a director of the Company, and Messrs. Edward J. Guinan III and Paul Harrison were elected directors of Countdown and Countdown Plc. Mr. Radbone continues as a director of Countdown and Countdown Plc. In August 1996, International Advance, Inc., a stockholder of the Company and a company which shares a common principal stockholder with the Company, purchased an option for (pounds) 250,000 to acquire Countdown. The option was subsequently assigned to the Company and Transmedia Europe in consideration for (pounds) 250,000 (plus reimbursement for legal fees), which amount was borne equally by the Company and Transmedia Europe.

In connection with the Acquisition, the Company and Transmedia Europe each agreed to pay $125,000 in cash to TMNI International Incorporated ("TMNI") and each agreed to issue to TMNI a promissory note in the principal amount of $250,000, payable April 2, 1998 and bearing interest at the rate of 10% per annum. The promissory notes are to be convertible at the holder's option into common stock of the issuer at the rate of $1.20 per share. The Company agreed to pay such amounts in order to obtain the consent of TMNI to the Acquisition, which consent was required by the terms of the master license agreement from TMNI under which the Company operates its discount restaurant charge card business.

A more detailed explanation of the transaction can be found under Item 2 - Acquisition or Disposition of Assets within the original filing of this Form 8-K filed by the Company dated April 3, 1997.

The following pro forma unaudited consolidated balance sheet is presented as if the Countdown acquisition had occurred on March 31, 1997. The pro forma unaudited consolidated statements of operations for the year ended September 30, 1996 and the six month period ended March 31, 1997 have been presented as if the Countdown acquisition had occurred on October 1, 1995. The pro forma data is presented for informational purposes only and may not be indicative of the results of operations and the future financial position of the Company or what the results of operations and financial position would have been if the Countdown acquisition had occurred on the dates set forth. These pro forma consolidated balance sheet and pro forma statements of operations should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company.

The pro forma balance sheet presents the investment in Countdown under the equity method of accounting since the Company has acquired approximately 50% of the ordinary share capital of Countdown and does not have overall control of Countdown.


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

                 TRANSMEDIA ASIA PACIFIC, INC. AND SUBSIDIARIES
                  PROFORMA UNAUDITED CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------

                                         March 31,                                Proforma
                                           1997         Proforma                  March 31,
                                        (Unaudited)    adjustments     Note         1997
                                        -----------    -----------  ----------- -----------
Assets

Current assets
Cash                                    $   653,251    $    54,350    (1),(2)   $   707,601
Trade accounts receivable                    25,016                                  25,016
Restaurant credits                          497,241                                 497,241
Amounts due from related parties            334,428                                 334,428
Prepaid expenses &
       other current assets                  57,446                                  57,446
                                        -----------    -----------              -----------
Total current assets                      1,567,382         54,350                1,621,732

Non-current assets
Investment in affiliated company                 --      2,164,819  (1),(3),(4)   2,164,819
Property and equipment                      148,620             --                  148,620
Intangible assets                         1,534,805             --                1,534,805
Other                                       406,952       (264,006)     (4)         142,946
                                        -----------    -----------              -----------
Total assets                            $ 3,657,759    $ 1,955,163              $ 5,612,922
                                        ===========    ===========              ===========
Current liabilities

Loan Notes                              $        --    $ 1,000,000      (2)     $ 1,000,000
Trade accounts payable                      236,968                                 236,968
Deferred membership fee income               81,804                                  81,804
Accrued liabilities                         236,414        217,500                  453,914
                                        -----------    -----------              -----------
Total current liabilities                   555,186      1,217,500                1,772,686

Non Current liabilities
Long term loan                                   --        250,000      (3)         250,000
                                        -----------    -----------              -----------
Total liabilities                           555,186      1,467,500                2,022,686

Stockholders' equity
Common stock                                    139             13      (1)             152
Additional paid in capital                8,568,244      1,222,818      (1)       9,791,062
Accumulated deficit                      (5,525,345)      (735,168)              (6,260,513)
Foreign currency translation reserve         59,535             --                   59,535
                                        -----------    -----------              -----------
Total stockholders' equity                3,102,573        487,663                3,590,236
                                        -----------    -----------              -----------
Total liabilities and
Stockholders' equity                    $ 3,657,759    $ 1,955,163              $ 5,612,922
                                        ===========    ===========              ===========


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

                  TRANSMEDIA ASIA PACIFIC INC. AND SUBSIDIARIES
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                  Year ended                                  Proforma
                                 September 30,                               Year ended
                                     1996           Proforma                September 30,
                                  (Audited)        Adjustments     Note         1996
                                 ------------      ------------   ------    ------------
Revenues                         $  1,659,515      $         --             $  1,659,515

Membership Fees                       230,961                --                  230,961
                                 ------------      ------------             ------------
Total Revenues and Fees             1,890,476                --                1,890,476

Cost of sales                      (1,098,666)               --               (1,098,666)
                                 ------------      ------------             ------------
Gross profit                          791,810                --                  791,810

Selling, general and
administrative expenses            (2,819,073)         (203,747)    (7)       (3,022,820)
                                 ------------      ------------             ------------
Loss from operations               (2,027,263)         (203,747)              (2,231,010)

Share of losses of affiliate               --          (176,446)    (5)         (176,446)
Interest income                        21,005                --                   21,005
Interest expense                           --          (145,000)    (6)         (145,000)
                                 ------------      ------------             ------------
Loss before income taxes           (2,006,258)         (525,192)               2,531,450

Income taxes                               --                --                       --
                                 ------------      ------------             ------------
Net loss                           (2,006,258)         (525,192)               2,531,450
                                 ------------      ------------             ------------
Loss per common share            $      (0.16)                              $      (0.18)

Weighted average number of
common shares outstanding          12,618,400                                 13,948,924

See accompanying notes to the pro forma consolidated financial statements.


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

                  TRANSMEDIA ASIA PACIFIC INC. AND SUBSIDIARIES
             CONDENSED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                             Six months ended                              Proforma
                                 March 31,                             Six months ended
                                   1997            Proforma                March 31,
                                (Unaudited)       adjustments   Note         1997
                               ------------      ------------  ------    ------------
Revenues                       $  1,054,735      $         --            $  1,056,735

Membership Fees                      99,940                --                  99,940
                               ------------      ------------            ------------
Revenues and Fees                 1,154,675                --               1,154,675

Cost of sales                      (688,036)               --                (688,036)
                               ------------      ------------            ------------
Gross profit                        466,639                --                 466,639

Selling, general and
administrative expenses          (1,664,282)         (101,873)             (1,299,516)
                               ------------      ------------            ------------
Loss from operations             (1,197,643)         (101,873)             (1,299,516)

Share of losses of affiliate              0           (35,602)    (5)         (35,602)
Interest expense                          0           (72,500)    (6)         (72,500)
Interest income                      18,494                                    18,494
                               ------------      ------------            ------------
Loss before income taxes         (1,179,149)         (209,975)             (1,389,124)

Income taxes                              0                 0                       0
                               ------------      ------------            ------------
Net loss                         (1,179,149)         (209,975)             (1,389,124)
                               ------------      ------------            ------------
Loss per common share                 (0.09)                                    (0.09)

Weighted average number of
common shares outstanding        13,695,586                                15,026,110

See accompanying notes to the pro-forma consolidated financial statements.

                 TRANSMEDIA ASIA PACIFIC, INC. AND SUBSIDIARIES
       NOTES TO THE PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) To record the acquisition of approximately 50% of the outstanding stock capital of Countdown Holdings Limited as follows:

      Payment in cash                                             820,650
      Fair value of 1,330,524 shares issued
      - Common stock                                                   13
      - Additional paid in capital                              1,222,818
      Cost of Countdown option and related legal fees             264,006
      Payment in cash to TMNI                                     125,000
      TMNI promissory note                                        250,000
      Total consideration                                       2,682,487

      The fair value of the shares issued for the Countdown acquisition has been calculated as $0.91906 per share. This was based on an average of the average prices for the five trading days from April 1, 1997 to April 7, 1997 reduced by a 15% discount. The average of the five day period was taken to eliminate share price volatility and the 15% discount reflects the fact that the shares are unregistered and as such cannot be traded on the Nasdaq SmallCap Market.

(2)   To record the $1,000,000 loan received from a director and stockholder.

(3) To record the $250,000 promissory note payable to TMNI International Incorporated. This has been accounted for as a loan repayable in more than year in the pro forma balance sheet as it is payable on April 2, 1998.

(4) To record the transfer of the cost of $264,006 of the Countdown option together with related legal costs from other assets to investment in affiliated companies.

(5)   To record the equity in losses of Countdown as follows:

                                Year Ended           Six months ended
                             August 31, 1996         February 28, 1997
                             ---------------         -----------------
Losses for the period          $ (352,891)              $ (71,204)
Company's share of losses      $ (176,446)              $ (35,602)

(6) To record the interest expense on the $1,000,000 loan at 12% per annum and on the $250,000 promissory note at 10% per annum.

(7)   To record the amortization of goodwill included in the investment at cost:

      Total consideration                                      $2,682,487
      _______ of fair value of net liabilities acquired           373,715
      Goodwill                                                  3,056,202
      Goodwill amortization expense
      -  for the year to September 30, 1996                       203,747
      -  for the six months to March 31, 1997                     101,873

      Goodwill is begin amortized over a period of 15 years


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

TRANSMEDIA ASIA PACIFIC, INC. AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSMEDIA ASIA PACIFIC, INC.


By: /s/ Paul Harrison
-------------------------------------
Paul Harrison
President and Chief Financial Officer

Date: January 14, 1999


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